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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-54047


                                                               July 30, 2004
                                                                  Supplement

[MORGAN STANLEY LOGO]


              SUPPLEMENT DATED JULY 30, 2004 TO THE PROSPECTUS OF
    MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES--CLASS X AND CLASS Y
                               Dated May 1, 2004


With respect to The Flexible Income Portfolio:

The following sentence is hereby added following the last sentence of the last paragraph of the "Principal Investment Strategies" subsection under the section for The Flexible Income Portfolio of the Prospectus:

The Portfolio may invest up to 10% of its net assets in targeted return index securities ("TRAINs").

With respect to The Balanced Growth Portfolio:

The following paragraph is hereby added as the last paragraph of the "Principal Investment Strategies" subsection under the section for The Balanced Growth Portfolio of the Prospectus:

   OTHER SECURITIES. The Portfolio may also invest up to 10% of its net assets in targeted return index securities ("TRAINS").

The following paragraph is hereby added following the eleventh paragraph of the "Additional Risk Information" section of the Prospectus:

   TRAINS. The Flexible Income and The Balanced Growth Portfolios may each invest in Targeted Return Index Securities ("TRAINs"), which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 ("the Securities Act") or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144a Securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. Since TRAINS are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."

With respect to The American Opportunities Portfolio:

The first and second paragraphs of the section of the Prospectus titled "Principal Investment Strategies" are hereby deleted and replaced by the following:

   The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Portfolio's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Manager focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Manager studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

   As part of this process, the Investment Manager may attempt to identify secular trends, such as shifting demographics or technological developments, and the sectors that could benefit in the long term from these secular trends. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 LIT SPT SD 7/04